SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 19, 2003
Date of Report (Date of earliest event reported)

REDWOOD TRUST, INC.
 (Exact Name of Registrant as Specified in Charter)

Maryland	001-13759	68-0329422

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway Suite 3100 Mill Valley, California	94941

(Address of Principal Executive Offices)	(Zip Code)

(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7(c). Exhibit

99.1 “Supplemental Financial Information Quarter Ended June 30, 2003.”

Item 12. Results of Operation and Financial Condition

     On August 15, 2003, Redwood Trust, Inc. (the “Company”) filed a current report on Form 8-K dated August 14, 2003 and attached as an Exhibit to such Form 8-K its Supplemental Financial Information for the second quarter of 2003 (the “Exhibit”). The Company is now filing a current report on Form 8-K/A, to correct an error and to conform the Exhibit to the final publicly released Supplement Financial Information, and the Company hereby furnishes a copy of its Supplemental Financial Information for the second quarter of 2003 as publicly released on August 14, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2003

REDWOOD TRUST, INC.

By:	/s/ Harold F. Zagunis

Harold F. Zagunis Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number

99.1	“Supplemental Financial Information Quarter Ended June 30, 2003.”

4